UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 1, 2003
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                     Penn Engineering & Manufacturing Corp.
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             (Exact name of registrant as specified in its charter)


Delaware                       1-5356                       23-0951065
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(State or other        (Commission file number )         (IRS employer
jurisdiction of                                           identification no.)
incorporation)



P.O. Box 1000, Danboro, Pennsylvania                   18916
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(Address of principalexecutive offices)              (Zip code)

       Registrant's telephone number, including area code: (215) 766-8853
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

                  (c) Exhibits.

                  The following exhibit is filed herewith:

                  Exhibit No.                        Description

                        99.1 Press release issued by Penn Engineering & Manufacturing Corp. (the "Company") dated May 1, 2003

Item 12.          Results of Operations and Financial Condition.

         On May 1, 2003, the Company issued a press release regarding the Company's financial results for its first quarter ended March 31, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K Current Report. The information in this report shall not be deemed to be filed for purposes of
Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    PENN ENGINEERING &
                                                    MANUFACTURING CORP.


Date:   May 1, 2003                                 By: /s/ Kenneth A. Swanstrom
                                                    ----------------------------
                                                    Kenneth A. Swanstrom,
                                                    Chairman of the Board and
                                                    Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number                     Description

    99.1 Press release dated May 1, 2003 issued by the Company.